SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 14, 2018

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27-01 Queens Plaza North, Long Island City, New York		11101
(Address of principal executive offices)		(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers
(d) On August 14, 2018, the Board of Directors of JetBlue Airways Corporation (the “Company”) increased the number of members of the Board of Directors to eleven and appointed B. Ben Baldanza and Sarah Robb O’Hagan to fill the newly created vacancies.
Mr. Baldanza is an experienced aviation executive. Since January 2016, he has been the owner and investor of Diemacher, LLC, a consulting firm he manages. From 2006 to 2016, Mr. Baldanza was the CEO, President and a member of the Board of Directors of Spirit Airlines, Inc. and in 2005, its President and Chief Operating Officer. He has more than 30 years of experience in the aviation industry. Our Board of Directors has appointed Mr. Baldanza to serve as an independent member of the Audit Committee and a member of the Airline Safety Committee. There are no arrangements or understandings between Mr. Baldanza and any other persons pursuant to which Mr. Baldanza was selected as a director and there are no transactions in which Mr. Baldanza has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Baldanza will be compensated in accordance with the Company’s publicly disclosed director compensation policies.
Ms. Robb O’Hagan is an experienced marketing, operating and digital experience executive. Since November 2016, she has been the Chief Executive Officer of Flywheel Sports, Inc., an indoor fitness company. From August 2012 to February 2016, she was the President of Equinox Holdings. She has over 20 years of marketing experience in diverse industries. Our Board of Directors has appointed Ms. Robb O’Hagan to serve as an independent member of the Audit Committee. There are no arrangements or understandings between Ms. Robb O’Hagan and any other persons pursuant to which Ms. Robb O’Hagan was selected as a director and there are no transactions in which Ms. Robb O’Hagan has an interest requiring disclosure under Item 404(a) of Regulation S-K. Ms. Robb O’Hagan will be compensated in accordance with the Company’s publicly disclosed director compensation policies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date: August 15, 2018	By:	/s/ Alexander Chatkewitz
Vice President, Controller, and Chief Accounting Officer (Principal Accounting Officer)